UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): November 5, 2003

                                 EXELIXIS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-30235                 04-3257395
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      (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


                                 170 Harbor Way
                                  P.O. Box 511
                      South San Francisco, California 94083
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        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
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              (Registrant's telephone number, including area code)


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Item 12. Results of Operations and Financial Condition.

On November 5, 2003, Exelixis, Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Exelixis, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.

Use of Non-GAAP Financial Information

Exelixis provides certain net loss information in the press release to illustrate the company's results from operations excluding discontinued operations, gain on insurance settlement, restructuring charges and certain non-cash charges, including (a) stock-based compensation expense and (b) amortization of purchased intangibles related to business combinations. Exelixis' management believes that the presentation of these non-GAAP results is a useful measure of the company's results from continuing operations, excluding the restructuring charges, non-cash charges and gain on insurance settlement, which, in management's view, are not necessarily reflective of, or directly attributable to, operations. These non-GAAP results are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2003

                                   Exelixis, Inc.


                                   /s/ Kristine M. Ball
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                                   Kristine M. Ball
                                   Interim Chief Financial Officer
                                   (Principal Financial and Accounting Officer)